COMMERCIAL REAL ESTATE PURCHASE CONTRACT
                             AND RECEIPT FOR DEPOSIT

                                     RECEIPT

Received from:  New Life Church of God, Cleveland, TN ("Buyer")

Agency Confirmation:  Broker named on Line 14 is the agent of (check one):

|_|  the Buyer exclusively, or   |_|  the Seller exclusively, or
|X| both the Buyer and Seller

Earnest Money: Earnest money shall be held by Broker until offer is accepted. Upon acceptance, Broker is authorized to deposit the earnest money with any Escrow Company to which the check is payable. If the check is payable to Broker, Broker may deposit the check in Broker's trust account or endorse the check without recourse and deposit it with a duly licensed Escrow Company. Buyer agrees that, if Buyer breaches this Contract, any earnest money is subject to forfeiture, if any check for earnest money is dishonored for any reason, at Seller's option, Seller shall be immediately released from all obligations under this Contract. Unless otherwise provided herein, all earnest money is considered to be part of the purchase price for the Premises described below.

      a.    Amount of Deposit $1,000

      b.    Form of Earnest Money |_| Personal Check |X| Other

      c.    Deposited with: |_|  Broker's Trust Account |X| Escrow Company:
            Fidelity National

Received by:      Pete W. Ware 4677                  /s/ Peter W. Ware          05/9/03
             ---------------------------------------------------------------------------
         (Print Sales Person's Name and Agent Code)  (Salesperson's Signature)  (Mo/Day/Yr)

               Long Realty Company         167-07
-------------------------------------------------------------------------------------------
         (Print name of Firm)              (Office Code)              (Telephone)

                                      OFFER

Property Description and Offer: Buyer agrees to purchase the real property which includes, at no additional cost to Buyer, all fixtures and improvements thereon, as well as the following items, if any, owned by Seller and presently located in the Premises: electrical distribution systems (power panels, buss ducting, conduits, disconnects, lighting fixtures), telephone distribution systems (lines, jacks and connections), space heaters, air conditioning equipment, carpets, window coverings, wall coverings, security systems/alarms, and __________________________________________________________________________
____________________________________________________ plus personal property described herein or in attached addendum (collectively, the "Premises"), improvements and personal property shall be free of liens unless otherwise specified.

Premises Address: 540 N. Nebraska

City:    Tucson            County:  Pima, AZ                  Zip Code:  85706

Assessors #:      ###-##-####

Legal Description: W. 150' of S. 140' of S1/2 of Lot 15, Block 1, Arcadia, Pima County, Arizona

Personal property includes herein shall be transferred in AS-IS CONDITION, FREE AND CLEAR OF ENCUMBRANCES, and SELLER MAKES NO WARRANTY of any kind, express or implied (including, without limitation, ANY WARRANTY OF MERCHANTABILITY).

Additional Existing Personal Property included: ______________________________

Fixtures and Leased Equipment NOT included:___________________________________

Addenda incorporated: |_|  AAR |_|  Schedule of personal property
                      |_|  Lead-Based Paint Disclosure
                      |_|  Other

$90,000 Full Purchase Price paid as outlined below. Buyer acknowledges that failure to pay the required funds by the scheduled Close of Escrow other than as described in any of the following financing sections, shall be construed as a material breach, and all earnest money shall be subject to forfeiture.

$1,000 Earnest money as indicated above.

$21,500 Certified funds at COE

$107,500 By new financing pre-approved by Buyer's lender Southern Arizona Community Bank Terry Gomez, Vice President, at market terms and conditions.

Closing Date: Seller and Buyer will comply with all terms and conditions of this Contract and close escrow on 6/11/03. Any earlier closing date requires written mutual agreement of Seller and Buyer. Seller and Buyer hereby agree that the Close of Escrow shall be defined as recordation of the documents. The parties to this Contract expressly agree that the failure of any party to comply with the terms and conditions of this Contract by the scheduled Close of Escrow will constitute a material breach of this Contract, rendering the Contract subject to cancellation as provided in Lines 331-334.

Possession and Keys: Possession and occupancy shall be delivered to Buyer at Close of Escrow, or |_| ____________________________, subject to the rights of tenants under existing leases. Seller shall provide keys and/or means to operate all locks, mailbox, security systems, alarms, access to all common area facilities and __________________________________________

IF THIS IS AN ALL CASH SALE, GO TO LINE 158

                                FINANCING OPTIONS

This sale is not contingent upon Buyer qualifying for a new first loan. Buyer has qualified.

Loan Amount:  $________________________________

Loan Terms/Amortization: The loan shall be amortized over a period of not less than _____ years and all due in not less than ____ years.

Type of Loan: |_|  Fixed Rate |_|  Adjustable Rate |_|  Other _________________

Interest Rate: Interest rate shall not exceed ___________% as an annual rate for a fixed rate loan or an initial rate for an adjustable rate loan. Buyer agrees to establish the interest rate and "points" by separate written agreement with the lender at the time of the loan application. If Buyer does not "lock" the interest rate and points at the time of application, and thereafter is unable to close escrow because the loan terms described herein no longer are available, earnest money shall be subject to forfeiture.

Loan Application: Buyer agrees to file a substantially complete loan application within five (5) calendar days after the acceptance of this Contract and to promptly supply all documentation required by the lender. Buyer agrees to pay such fees as required by the lender. Buyer authorizes the lender to provide loan status updates to Broker(s). If Buyer shall fail to notify its Broker, Escrow Company and Seller, in writing within _____ calendar days after the date of the acceptance of the Contract, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan contingency. If, after due diligence, Buyer shall notify the Broker, Escrow Company and Seller, in writing, with the time specified in Line 65 herein, that Buyer has not obtained said New Loan, this Contract shall be terminated, and Buyer shall be entitled to the prompt return of the earnest money and any other funds deposited by or for Buyer with Escrow Company or Seller, plus any interest earned thereon, less only Escrow Company and Title Company cancellation fees and costs, which Buyer shall pay.

Loan Origination fee not to exceed ______________ point(s).

                                               PAID BY

                                             Buyer      Seller

Discount Points                             |_|          |_|
Loan Origination Fee                        |_|          |_|
A.L.T.A. Lender Title Insurance Policy      |_|          |_|
Credit Report                               |_|          |_|
Appraisal Fee                               |_|          |_|
Any additional costs not otherwise agreed upon by Seller shall be paid by Buyer.


Appraisal: This sale |_| is |_| is not contingent upon an appraisal of the Premises by an appraiser acceptable to the lender for at least |_| the sales price |_| an amount necessary to obtain the loan.

Buyer agrees to assume the existing loan(s) and pay all payments subsequent to Close of Escrow.

Assumption: This sale |_| is |_| is not contingent upon Seller being released from liability for loan being assumed. If Seller is not released from liability, Seller acknowledges that there may be continuing liability in the event of a Buyer default.

Current Interest Rate:                     Current Payment Amount:

|_|  Fixed |_|  Adjustable __________%  $_____ |_|  PIT |_|  P1 |_|  Other ____

Loan Balance: $______________________      Loan Due Date: _____________________

The balance of any encumbrance being assumed is approximate. Any difference shall be reflected in the |_| Cash Down Payment |_| Seller Carryback |_|
Other: _______________________________

Impounds: Buyer shall |_| reimburse Seller for any impounds transferred to Buyer or |_| ________

Loan Transfer and Assumption Fees: To be paid by |_| Buyer |_| Seller |_| ______________________. All other lender charges shall be paid by Buyer. If more than one loan is being assumed, go to Additional Terms and Conditions beginning on Line 369.

Credit Evaluation: This sale |_| is |_| is not contingent upon Seller's approval of Buyer's credit. If applicable, Buyer shall provide to Seller a current credit report from a credit reporting agency and a completed loan application on the current FNMA term within five (5) calendar days after acceptance of this Contract. Reasonable disapproval of Buyer's credit requires written notice from Seller to Escrow Company within five (5) calendar days after receipt by Seller of current credit report and completed loan application. Approval will not be unreasonably withheld. Escrow Company is directed to record a Request for Notice of Sale on behalf of the Seller and at Seller's expense.

Lender Requirements: Buyer agrees to cooperate fully with lender and supply the necessary documentation to complete the assumption. Buyer agrees to assume the existing lien and pay all payments subsequent to close of escrow.

A portion of the purchase price shall be financed by the Seller and paid by the Buyer as follows, with the first payment due ______________________.

Loan Amount: $________________________ as adjusted, if necessary, pursuant to Lines 87-89.

Priority of Loan: |_| First |_| Second |_| ___________________________

Type of Financing Instrument: Buyer shall execute |_| a promissory note and deed of trust in favor of Seller or |_| _______________________________________ and
record the security instrument against the Premises.

Interest Rate: The unpaid balance shall bear interest at the rate of _______________% per year beginning at the Close of Escrow.

Payment Intervals: |_| Monthly |_| Quarterly |_| Semi-annually |_| Annually |_| Other ______________

Payment Amount: $______________________ or more, including the above stated interest. If an adjustment in the loan amount is necessary pursuant to Line 101, parties agree to adjust the: |_| Payment amount |_| Term

Loan Term: |_| Amortizing over _____ years |_| If balloon payment, principal balance due on or before _______________________ |_| Interest-only payments, with principal balance due on or before

Late Payments: If late, Buyer shall pay late fees: |_| Yes |_| No If "Yes", payments which are at least ______________ calendar days past due shall be subject to a late fee of ______________________. If any balloon payment is late, then the late fee per day will be $__________________________.

Default Rate: If payment(s) are at least thirty (30) calendar days past due, then the principal balance shall bear interest as a default rate of five percent (5%) or ________________% over the interest rate of the carryback as stated herein. Said default rate shall begin on the 31st day following the due date of the payment(s) until payment(s) are brought current. Payments are first applied to accrued interest and penalties, then to principal. Credit Evaluation: This sale |_| is |_| is not contingent upon Seller's approval of Buyer's credit. If this sale is contingent upon Seller's approval of Buyer's credit then Seller's obligation to create such a lien shall be contingent upon Seller's approving Buyer's creditworthiness. Buyer shall provide to Seller a current credit report from a credit reporting agency and a completed loan application and/or financial statement satisfactory to Seller within five (5) calendar days after acceptance of this Contract. After receipt by Seller of Buyer's required documentation, Seller shall have five (5) calendar days to provide written notice to escrow agent of Seller's disapproval. Seller's failure to notify escrow agent in writing shall conclusively be considered approval.

Due On Sale: Loan created |_| is |_| is not due on sale of the Premises. If loan created herein is due on sale of the Premises, and in the event that the Premises is sold, transferred or conveyed in any manner, the promissory note and deed of trust shall provide that the promissory note and deed of trust become immediately due and payable.

Account Servicing: Payments on this loan and all prior encumbrances shall be made concurrently through a single servicing account to be maintained by a duly licensed account servicing agent. Payments on this loan shall be made at least ten (10) calendar days prior to the date of any period payment due on any prior encumbrance. The parties hereby instruct servicing agent not to accept any payment without all other concurrent payments.

Account to be handled by _______________________________________

Set up and servicing fees shall be paid by |_| Buyer |_| Seller |_| ___________

Buyer's Liability: The Buyer acknowledges that, unless otherwise agreed, Buyer shall have personal liability in case of default on any Seller Carryback financing. Buyer shall furnish to Seller, at Buyer's expense, a Standard Loan Policy in the full amount of any loan carried back by Seller and secured by the real property described in Lines 23-27 of this Contract. Such Standard Loan Policy shall show that Seller's lien has the priority agreed to by the parties.

Taxes: In the absence of an impound account, Buyer shall |_| provide the Seller proof of payment within ______________ days of due date for property taxes or |_| Buyer shall provide and pay for a tax service contract over the life of this loan which will provide a delinquency notice to Seller, or any successor in interest to Seller, of any unpaid taxes.

Insurance: Buyer shall provide, maintain and deliver to Seller with Seller named as an additional insured, an extended coverage insurance policy insuring against loss from such extended coverage risks in an amount |_| equal to at least 100% of the full replacement cost of the improvements including all furniture, fixtures an equipment, or |_| $____________________ an amount acceptable to Buyer and Seller. Buyer shall have in force a policy of public liability insurance with a single limit of not less than $_________________________________ naming Seller as an additional insured. Insurance policies shall be of such form, substance and amount written by a company acceptable to Seller.

These provisions for taxes and insurance shall be made part of the security instrument which shall be in the Title Company standard form as modified by this Contract.

Release of Broker: Any loan described in this Contract will be independently investigated and evaluated by Seller and/or Buyer, who hereby acknowledge that any decision to enter into any loan arrangements with any persons or entity will be based solely upon such independent investigation and evaluation. Buyer and Seller further hold harmless and release Broker and acknowledge that no Broker is in any way responsible for Buyer or Seller's decisions concerning the desirability or acceptability of any loan or any terms thereof.

Changes: Buyer shall not make any changes in the loan program or financing terms described in this Contract without the prior written consent of Seller unless such changes do not adversely affect Buyer's ability to qualify for the loan, increase Seller's closing costs or delay the closing date.

Return of Earnest Money: Unless otherwise provided herein, Buyer is entitled to a return of the earnest money. If after a diligent and good faith effort, Buyer does not qualify for a loan described in this Contract, Buyer is aware that failure to have the funds necessary to obtain the loan and close his transaction shall be considered a breach of contract and not a failure to qualify for the loan. Buyer acknowledges that prepaid items paid separately from earnest money are not refundable.

RESPA: The Real Estate Settlement Procedures Act (RESPA) requires that no Seller of property that will be purchased with the assistance of a federally-related mortgage loan shall require, directly or indirectly, as a condition of selling the property, that title insurance covering the property be purchased by the Buyer from any particular title company.

                                TITLE AND ESCROW

Title and Vesting: Taking title may have significant legal, estate planning and tax consequences. Buyer should obtain legal and tax advice.

Buyer will take title as |determined before Close of Escrow |_| community property with right of survivorship |_| community property |_| joint tenants with right of survivorship |_| sole and separate property |_| tenants in common |_| Other _______________________________________

Escrow Company is hereby instructed to obtain and distribute to Buyer a Commitment for Title Insurance together with complete and legible copies of all documents which will remain as exceptions to Buyer's policy of Title Insurance unless same are disposed of to the satisfaction of the Escrow Company. Buyer is allowed 5 calendar days after receipt of the Commitment for Title Insurance and after receipt of notice of any subsequent exceptions to provide written notice to Seller of any of the preceding items disapproved. REFER TO LINES 276-284 FOR IMPORTANT TERMS. Seller shall convey title by Warranty Deed, Buyer shall be provided at Seller's expense a Standard Owner's Title Insurance Policy showing the title vested in Buyer provided in Lines 159-161. Buyer may acquire extended coverage at Buyer's own additional expense.

Escrow: This Contract will be used as escrow instructions. The Escrow Company employed by the parties to carry out the terms of this Contract shall be:
Fidelity National Title Agency, 7750 E. Broadway, Tucson, AZ 85710 570-290-6027.

      (a) if the Escrow Company is also acting as the title agency but is not the title insurer issuing the title insurance policy, the Buyer and Seller hereby instruct the Escrow Company to deliver to the Buyer and Seller upon opening of escrow a closing protection letter from the title insurer indemnifying the Buyer and Seller for any losses due to fraudulent acts or breach of escrow instructions by the Escrow Company. (b) All documents necessary to close this transaction shall be executed promptly by Seller and Buyer in the standard form used by Escrow Company. Escrow Company is hereby instructed to modify such documents to the extent necessary to be consistent with this Contract. (c) All closing and escrow costs, unless otherwise stated herein, shall be allocated between Seller and Buyer in accordance with local custom and applicable laws and regulations. (d) Escrow Company is hereby instructed to send to Broker(s) copies of all notices and communications directed to Seller or Buyer. Escrow Company shall provide to such Broker(s) access to escrowed materials and information regarding the escrow. (e) Any documents necessary to close the escrow may be signed in counterparts, each of which shall be effective as an original upon execution, and all of which together shall constitute one and the same instrument.

Prorations, Expenses and Adjustments: Taxes: Real property taxes payable by the Seller of the Premises shall be prorated through Close of Escrow, based upon the latest tax bill available. Insurance: If Buyer elects to take an assignment of the existing casualty and/or liability insurance that is maintained by Seller, the current premium shall be prorated through Close of Escrow. Rents Interest and Expenses: Collected rents, interest on existing notes, utilities and operating expenses shall be prorated as of Close of Escrow. The Parties agree to promptly adjust between themselves outside of escrow any rents received after Close of Escrow. Deposits: All deposits held by Seller pursuant to rent/lease agreement(s) shall be given to Buyer by a credit to the cash required of Buyer at Close of Escrow. Post Closing Matters: Any items to be prorated that is not determined or determinable at Close of Escrow shall be promptly adjusted by the parties by appropriate cash payment outside of the escrow when the amount due is determined. Escrow Company and Broker(s) are relieved of any responsibilities for said adjustments.

Insurance: Buyer understands that any fire, casualty, or other insurance desired by Buyer must be in place at Close of Escrow. Buyer specifically releases Broker(s) from any obligations relating to such insurance.

Assessments: The amount of any assessment which is a lien as of the Close of Escrow shall be |paid in full by Seller |X| prorated and assumed by Buyer

Any assessment that becomes a lien after Close of Escrow is the Buyer's responsibility.

IRS Reporting: Seller agrees to comply with IRS reporting requirements, if applicable. Seller agrees to complete, sign and deliver to Escrow Company a certificate indicating whether Seller is a foreign person or a non-resident alien pursuant to the Foreign Investment in Real Property Tax Act (FIRPTA).

                     DISCLOSURES, INSPECTIONS AND WARRANTIES

Seller Property Disclosure Statement (SPDS):

(a) |_| Buyer has received, read, and approved the SPDS. No Seller SPDS available

(b) |_| Buyer waives review and approval of SPDS (BUYER'S INITIALS REQUIRED HERE TO WAIVE SPDS) ______________ Buyer ____________________Buyer)

(c) |_| Seller shall deliver the SPDS within five (5) calendar days after acceptance of the Contract. The Buyer shall provide written notice of any items reasonably disapproved within the inspection period.

Seller's Notice of Violations: Seller represents that Seller has no knowledge of any notice of violations of City, County, State or Federal building, zoning, fire or health laws, codes, statutes, ordinances, regulations, or rules filed or issued regarding the Premises. If Seller receives notice of violations prior to Close of Escrow, Seller shall immediately notify Buyer in writing. Buyer is allowed five (5) calendar days after receipt of notice to provide written notice to Seller or any items reasonably disapproved. REFER TO LINES 276-284 FOR IMPORTANT TERMS.

Seller's Documents: Seller shall provide to Buyer in writing within 5 calendar days the following items (1) any known pending special assessments, association fees, claims or litigation and (2) copies of Covenants, Conditions and Restrictions, Articles of Incorporation, bylaws, other governing documents, and any other documents required by law, (3) any rent rolls, deposit rolls, personal property lists, copies of all leases, service contracts and any other agreements relating to the Premises, and _____________________________________________.

Buyer has the right to reasonably disapprove the above documents in accordance with Lines 276-284.

No Tenant Bankruptcy Proceedings: Seller has no notice or knowledge that any tenant of the Premises of the subject of a bankruptcy or insolvency proceeding.

No Seller Bankruptcy Proceedings: Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

Surveys: Survey |_| required |X| not required to be paid by |_| Seller |_| Buyer |_| ___________________ _____________ within _________ calendar days after
mutual acceptance of this Contract. Such survey shall be: |_| certified by a licensed surveyor acceptable to Buyer and the Title Company in sufficient detail for an American Land Title Association ("ALTA") Owner's Policy of Title Insurance with boundary, encroachment or survey exceptions and showing all improvements, utility lines and easements on the Property or within 5 feet thereof, or |_| (describe) __________________________________

Buyer shall have five (5) calendar days after receipt of written receipt of survey to provide written notice of reasonable disapproval to the Seller. REFER TO LINES 276-284 FOR IMPORTANT TERMS.

Premises with Pools: Buyer and Seller acknowledge that, if the Premises contains an above or below ground swimming pool or contained body of water intended for swimming, there will be compliance with any applicable state, county and municipal pool barrier and notice requirements prior to possession by the Buyer. Buyer and Seller expressly relieve and indemnify Broker(s) from any and all liability and responsibility for such compliance.

Lead-Based Paint Disclosure (Initials Required): The U.S. Department of Housing and Urban Development requires any Seller of residential real property build prior to 1978 to (1) notify the Buyer of any known lead-based paint or lead-based paint hazards in the Premises to be sold, (2) provide the Buyer's with any lead-based paint risk assessments or inspections in the Seller's or inspections in the Seller's possession, and (3) provide the Buyer a 10-day opportunity, or other mutually agreed upon period, to conduct or obtain a risk assessment or inspection for the presence of lead based paint or lead-based paint hazards. Buyer is advised to conduct or obtain such assessments or inspections during the Inspection Period.

By initializing below, Buyer acknowledges:

That the residence(s) and building(s) included in the sale were constructed prior to 1978 and that Buyer has received the Disclosure of Information on Lead-based Paint and Lead-Based Paint Hazards, referenced as an Addendum on Line 33, and any report, records, pamphlets and/or other materials reference therein, including the pamphlet "Protect Your Family from Lead in Your Home" or |_| That the residence(s) and building(s) included in this sale were constructed in 1978 or later.

(BUYER'S INITIALS REQUIRED ___________ Buyer _______________ Buyer)

Property built prior to 1978 but is not residential.

Physical and Environmental Inspection: Buyer shall have the right at |X| Buyer's expense |_| Seller's expense to select an inspector(s) to make "inspections" (including tests, surveys and other studies) of the Premises, including but not limited to square footage, wood infestation, roof, designated flood hazard areas, structural plumbing (such as galvanized or polybutylene pipes), sewer/septic well, heating, air conditioning, electrical and mechanical systems, built-in appliances, soil, foundation, pool/spa and related equipment, cost of compliance with swimming pool regulations, possible environmental hazards (such as asbestos, formaldehyde, radon gas, lead-based pain, fuel or chemical storage tanks, hazardous waste, other substances, materials or products and/or location in a federal or state Superfund area), geologic conditions, location of property lines, and water/utility use restrictions and fees for services (such as garbage or fire protection, sign usage, zoning regulations, water/utility and use restrictions. Seller shall make the Premises available for all inspections. Seller understands that this inspection requires that the utilities be on including propane, if applicable, and the Seller is responsible for providing same at Seller's expense. Buyer shall keep the Premises free and clear of liens, shall indemnify and hold Seller harmless from all liability, claims, demands, damages and costs and shall repair all damages arising from the inspections. Buyer shall provide Seller and Broker(s) upon receipt, at no cost, copies of all reports concerning the Premises obtained by Buyer. Buyer shall provide written notice to Seller of any items reasonably disapproved within |X| ten (10) calendar days or |_| ______________ calendar days after acceptance of the Contract. REFER TO LINES 276-284 FOR IMPORTANT TERMS.

Physical Inspection Waiver: The Buyer has been advised of the benefits of an independent physical inspection of the entire Premises in order to determine the condition thereof. The Buyer hereby waives the inspection and agrees not to make any claims against the Seller, Broker(s) or Agents regarding the condition of the Premises. This waiver does not release the Seller from warranties or disclosure requirements that may be expressed elsewhere in this Contract.

----------        -----------       -----------      -----------
BUYER             BUYER             SELLER           SELLER

Environmental Waiver: The Buyer has been advised of the benefits of an independent environmental inspection of the entire Premises in order to determine the condition thereof. The Buyer hereby waives the inspection and agrees not to make any claims against the Seller, Broker(s) or Agents regarding the condition of the Premises. This waiver does not release the Seller from warranties or disclosure requirements that may be expressed elsewhere in this Contract.

----------        -----------       -----------      -----------
BUYER             BUYER             SELLER           SELLER


SQUARE FOOTAGE: BUYER IS AWARE THAT ANY REFERENCE TO THE SQUARE FOOTAGE OF THE REAL PROPERTY OR IMPROVEMENTS THEREON IS APPROXIMATE. IF SQUARE FOOTAGE IS A MATERIAL MATTER TO THE BUYER, IT MUST BE VERIFIED BY BUYER DURING THE INSPECTION PERIOD.

Wood Infestation Report: During the Inspection Period |_| Seller |X| Buyer will, at his expense, place in escrow a Wood Infestation Report or all residences and buildings included in this sale prepared by a qualified licensed pest control operator consistent with the rules and regulations of the Structural Pest Control Commission of the State of Arizona. If the lender requires an updated Wood Infestation Report, it will be at Buyer's expense. If wood infestation is found on any such updated Wood Infestation Report, REFER TO LINES 276-284 FOR IMPORTANT TERMS. IF CURRENT OR PAST WOOD INFESTATION (SUCH AS TERMINATES) IS A MATERIAL MATTER TO THE BUYER, IT MUST BE VERIFIED DURING THE INSPECTION PERIOD.

Flood Hazard: If the Premises are situated in an area identified as having any special flood hazards by any governmental entity including, but not limited to, being designated as a special flood hazard area by the Federal Emergency Management Agency (FEMA), the Buyer's lender may require the purchase of flood hazard insurance at the Close of Escrow or some future date. Special flood hazards may affect the ability to encumber or improve the Premises, now or at some future date. Flood hazard designation of the Premises or cost of flood hazard insurance shall be determined by Buyer during the Inspection Period.

Buyer Reasonable Disapproval: If Buyer reasonably disapproves of items as provided herein, Buyer shall deliver to Seller written notice of the items reasonably disapproved, and state in the written notice that Buyer elects to either:

(a) immediately cancel this Contract without further written consent of the parties, in which event all earnest money will be released to Buyer, or

(b) provide the Seller an opportunity to correct the items reasonably disapproved. If Buyer elects option (b), Seller shall respond in writing within five (5) calendar days or __________ calendar days after delivery to Seller of Buyer's notice of items reasonably disapproved. Any agreed upon repairs or other actions to correct items reasonably disapproved shall be completed by Seller prior to Close of Escrow. If Seller is unwilling or unable to correct any of the items reasonably disapproved by Buyer, including making any repairs in a workmanlike manner, Buyer may by written notice to Seller cancel this Contract within five (5) calendar days after receipt of Seller's response, or after expiration of the time for Seller's response, whichever occurs first, without further written consent of the parties, in which case all earnest money will be released to Buyer.

BUYER'S FAILURE TO GIVE WRITTEN NOTICE OF REASONABLE DISAPPROVAL OF ITEMS OR CANCELLATION OF THIS CONTRACT WITHIN THE SPECIFIED TIME PERIODS SHALL CONCLUSIVELY BE DEEMED BUYER'S ELECTION TO PROCEED WITH THE TRANSACTION WITHOUT CORRECTION OF ANY REASONABLY DISAPPROVED ITEMS WHICH SELLER HS NOT AGREED TO CORRECT.

Sanitation and Waste Disposal Systems: Buyer is aware and Seller warrants that the Premises are on a: |X| sewer system |_| septic system |_| alternative.

Obligations Regarding Waste Disposal Systems: At |_| Seller's |_| Buyer's expense, any septic tank on the Premises shall be pumped and certified by an inspector and/or contractor recognized by the applicable governmental authority. Certification and/or documentation required shall be delivered to the Escrow Company. The Seller warrants that the system is being operated in compliance with the established standards of the applicable governmental authority.

Seller's Obligations Regarding Wells: If any well is located on the Premises, Seller shall deliver to Escrow Company, before Close of Escrow, a copy of the Arizona Department of Water Resources (ADWR) "Registration of Existing Wells". Escrow Company is hereby instructed to send to the ADWR a "Change of Well Information" (ARS ss. 45-593).

Final Walkthrough: The Seller grants Buyer and any representative of Buyer reasonable access to conduct a final walkthrough of the Premises for the purpose of satisfying Buyer that any repairs agreed to by the Seller have been completed and, further, that the Premises are in substantially the same condition as on the date of acceptance of the Contract. Seller shall make the Premises available for the final walkthrough. Seller understands that the final walkthrough requires that the utilities be on, including propane, if applicable, and the Seller is responsible for providing same at Seller's expense. If Buyer does not conduct such walkthrough, Buyer specifically releases Broker(s) of any liability.

Buyer Warranties: Buyer warrants that he has disclosed to Seller any information which may materially and adversely affect the Buyer's ability to close escrow of complete the obligations of this Contract. AT the earlier of possession of the Premises or Close of Escrow, (a) Buyer warrants to Seller that Buyer has conducted all desired independent investigations and accepts the Premises and
(b) Buyer acknowledges that there will be no Seller Warranty of any kind, except as stated in Lines 306-311.

Warranties that Survive Closing: Prior to the Close of Escrow, Seller warrants that payment in full will have been made for all rental and/or privilege taxes, labor, professional services, materials, machinery, fixtures or tools furnished within the 120 calendar days immediately preceding the Close of Escrow in connection with the construction, alteration or repair of any structure on or improvement to the Premises. Seller warrants that the information on Lines 288-289 regarding connection to a public sewer system, septic tank or other sanitation system is correct to the best of his knowledge. Seller warrants that he has disclosed to Buyer and Broker(s) all material latent defects and any information concerning the Premises known to Seller excluding opinions of value, which materially and adversely affect the consideration to be paid by Buyer.

                                    REMEDIES

Release of Brokers: SELLER AND BUYER HEREBY EXPRESSLY RELEASE, HOLD HARMLESS AND INDEMNIFY ALL BROKER(S) IN THIS TRANSACTION FROM ANY AND ALL LIABILITY AND RESPONSIBILITY REGARDING THE CONDITION, SQUARE FOOTAGE/ACREAGE, LOT LINES OR BOUNDARIES, VALUE, RENT ROLLS, ENVIRONMENTAL PROBLEMS, SANITATION SYSTEMS, ROOF, WOOD INFESTATION AND WOOD INFESTATION REPORT, COMPLIANCE WITH BUILDING CODES OR OTHER GOVERNMENTAL REGULATIONS, OR ANY OTHER MATERIAL MATTERS RELATING TO THE PREMISES.

Default and Remedies: If either party defaults in any respect on any material obligations under this Contract, the non-default party may elect to be released from all obligations under this Contract by canceling this Contract as provided in Lines 331-334. The non-defaulting party may thereafter proceed against the party in default upon any claim or remedy which the non-default party may have in law or equity. In the case of the Seller, because it would be difficult to fix actual damages in the event of Buyer's default, the amount of the earnest money may be deemed a reasonable estimate of the damages and Seller may, at Seller's option accept the earnest money, subject to any compensation to Broker(s), as Seller's sole right to damages. In the event that the non-defaulting party elects not to cancel this Contract, the non-defaulting party ay proceed against the party in default for specific performance of this Contract or any of its terms, in additional to any claim or remedy which the non-default party may have at law or equity. In the event that either party pursues specific performance of this Contract, that party does not waive the right to cancel this Contract pursuant to Lines 331-334 at any time, and proceed at any time, and proceed against the defaulting party as otherwise provided herein, or in law or equity. If Buyer or Seller files suit against the other to enforce any provision of this Contract or for damages sustained by reason of its breach, all parties prevailing in such action, on trial and appeal, shall receive their reasonable attorneys' fees and costs as awarded by the court. IN addition, both Seller and Buyer agree to indemnify and hold harmless all Brokers against all costs and expenses that any Broker may incur or sustain in connection with any lawsuit arising from this Contract and will pay the same on demand unless the court grants judgment in such action against the party to be indemnified. Costs shall include, without limitation, attorneys' fees, expert witness fees, fees paid to investigators and court costs.

Cancellation: Except as otherwise provided herein, any party who wishes to cancel this Contract because of any material breach by another party, and who is not in material breach except as occasioned by a material breach by the other party, may cancel this Contract by delivering written notice of cancellation to either that breaching party or to the Escrow Company stating the nature of the breach. Cancellation shall become effective immediately upon delivery of the written notice of cancellation to either the breaching party or Escrow Company.

Release of Earnest Money: In the event of a dispute between Buyer and Seller regarding earnest money deposited with Escrow Company, Buyer and Seller authorize Escrow Company to release earnest money pursuant to the terms and conditions of this Contract. Buyer and Seller especially authorize Escrow Company against any claim, action or lawsuit of any kind, and from any loss, judgment or expense, including costs and attorneys' fees, arising from or relating in any way to the release of earnest money. If Escrow Company does not release earnest money or if Buyer or Seller disagree with disbursement by the Escrow Company, Buyer and Seller acknowledge that mediation if generally required.

Recommendations: If any Broker recommends a builder contractor, inspector, or any other person or entity to Seller or Buyer for any purpose, such recommendations will be independently investigated and evaluated by Seller or Buyer, who hereby acknowledge that any decision to enter into any contractual arrangements with any such person or entity recommended by any Broker will be based solely upon such independent investigation and evaluation. Seller and Buyer understand that said contractual arrangement may result in a commission or fee to Broker, which shall be disclosed in writing to the Seller and Buyer.

Brokers/Fee: Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Broker(s) named herein, and no Broker or other person, firm or entity, other than said Broker(s) is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation, commission or changes which may be claimed by any broker, finder or other similar party, other than said named Broker(s) by reason of any dealings or act of the indemnifying Party.

Broker's Notice to Buyer and Seller: Buyer and Seller hereby acknowledge that they have been and are now advised by the Broker(s) to consult and retain their own experts to advise and represent them concerning the legal and income tax effects of this Contract, as well as the condition and/or legality of the Premises, the improvements and equipment therein , the soil thereof the condition of title thereto, the survey thereof, the environmental aspect thereof, the intended and/or permitted usage thereof, the existence and nature of tenancies therein, the outstanding other agreements, if any, with respect thereto, and the existing or contemplated financing thereof, and that the Broker(s) is/are not to be responsible for pursing the investigation of any such matters unless expressly otherwise agreed to in writing by Broker(s) and Buyer or Seller.

Mediation: buyer and Seller agree to mediate any dispute or claim arising out of or relating to this Contract, any alleged breach of this Contract or services provided in relation to this Contract before resorting to court action. Any agreement signed by the parties pursuant to the mediation conference shall be binding. All mediation costs will be paid equally by the parties to the Contract. Disputes shall include claims for earnest money or representations made by the Buyer or Seller in connection with the sale, purchase, financing, condition, or other aspect of the Premises to which this Contract pertains, including without limitation, allegations of concealment, misrepresentation, negligence and/or fraud. The following matters are excluded from mediation hereunder: (a) judicial or nonjudicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or agreement for sale, (b) an unlawful entry or detainer action; (c) the filing or enforcement of a mechanic's lien;
(d) any action brought in the Small Claims Division of an Arizona Justice Court, so long as the matter is not thereafter transferred or removed from the Small Claims Division; or (e) any matter which is within the jurisdiction of a probate court. The filing of a judicial action to enable the recording of a notice of pending action, or order of attachment, receivership, injunction, or other provisional remedies shall not constitute a waiver of the obligation to mediate under this provision, nor shall it constitute a breach of the duty to mediate.

                         ADDITIONAL TERMS AND CONDITIONS

Risk of Loss: If there is any loss or damage to the Premises between the state of acceptance of this Contract and the Close of Escrow or possession, whichever is earlier, by reason of fire, vandalism, flood, earthquake or act of God, the risk of loss shall be on the Seller, provided, however, that if the cost of repairing such loss or damage would exceed ten percent (10%) of the purchase price, either Seller or Buyer may elect to cancel the Contract.

Permission: Buyer and Seller grant Broker(s) permission to advise the public of this Contract.

Arizona Law: This Contact shall be governed by Arizona law. Time is of the essence.

Compensation: Seller and Buyer acknowledge that Broker(s) shall be compensated for services rendered as previously agreed to separate written agreement(s). Any separate written agreement(s) shall be delivered to Escrow Company for payment at Close of Escrow, if not previously paid, and shall constitute an irrevocable assignment of Seller's proceeds at Close of Escrow. If any Broker hires an attorney to enforce the collection of the brokerage fee payable pursuant to this Contract an d is successful in collecting some or all of such brokerage fee, the party(ies) responsible for paying such brokerage fee agree(s) to pay such Broker's cost including but not limited to: attorneys' fees, expert witness fees, fees paid to investigators, and court costs. COMMISSION PAYABLE FOR THE SALE, LEASING, OR MANAGEMENT OF PROPERTY ARE NOT SET BY ANY BOARD OR ASSOCIATION OF REALTORS OR MULTIPLE LISTING SERVICE, OR IN ANY MANNER OTHER THAN BETWEEN THE BROKER AND CLIENT.

Additional Compensation: The Real Estate Settlement Act ("RESPA") prohibits the paying or receiving of any fee, kickback, or thing of value for the referral of any business related to settlement or closing of a federally regulated mortgage loan, including but not limited to, any services related to the origination, processing, or funding of a federally regulated mortgage loan, and include such settlement related business as termite inspections and home warranties. RESPA does not prohibit fees, salaries, compensation, or other payments for services actually performed, if any Broker performs any such services for a fee. Seller and Buyer consent to the payment of this additional compensation as follows:
______________________________________________________________________________

______________________________________________________________________________

Acceptance: This is an offer to purchase the Premises. Unless acceptance is signed by Seller and a signed copy delivered in person, by mail, or facsimile, and received by Buyer or by Broker named on Lines 13-14 by May 12, 2003 at 5:00 PM, Mountain Standard Time, or unless this offer to purchase has been previously withdrawn by Buyer, this offer to purchase shall be deemed withdrawn and the Buyer's earnest money shall be returned.


Subsequent Offers: Buyer acknowledges that Seller has the right to accept subsequent offers until Close of Escrow. Seller understands that any subsequent offer accepted by the Seller must be a backup offer, namely contingent on the cancellation of this Contract.

Entire Agreement: This Contract, and any addenda and attachments, shall constitute the entire agreement between Seller and Buyer, and shall supersede any other written or oral agreement between Seller and Buyer. This Contract can be modified only by a writing signed by Seller and Buyer. A fully executed facsimile copy of the entire agreement shall be treated as an original Contract. The failure to initial any page of this Contract will not affect the validity of the terms of this Contract. This Contract may be executed in any number of counterparts, and will become effective upon delivery as provided for herein. All counterparts shall be deemed to constitute one instrument and each counterpart shall be deemed an original. Neither Seller, Buyer nor any Broker shall be bound by any understanding, agreement, promise, or representation, express or implied, written or verbal, not specified herein. The Seller and the Buyer acknowledge that the Broker(s) are third-party beneficiaries of this Contract.

THIS CONTRACT CONTAINS EIGHT (8) PAGES EXCLUSIVE OF ANY ADDENDA AND ATTACHMENTS. PLEASE ENSURE THAT YOU HAVE RECEIVED AND READ ALL EIGHT (8) PAGES OF THIS OFFER AS WELL AS ANY ADDENDA AND ATTACHMENTS.

The undersigned agree to purchase the Property on the terms and conditions herein stated and acknowledge receipt of a copy hereof.

/s/ (illegible), Pastor, New Life Church of God
-----------------------------------------------------
         BUYER                      MO/DAY/YR


330 W. Nebraska St.                                  5/09/03
------------------------------------------------------------
         ADDRESS

Tucson, AZ  85706
------------------------------------------------------------
         CITY, STATE, ZIP CODE

                                   ACCEPTANCE

Agency Confirmation: The following agency relationship(s) is hereby confirmed for this transaction:

Listing Broker:  /s/       Peter W. Ware 4677                            Long Realty Company 167-07
                ----------------------------------------------------------------------------------------------
                  PRINT SALESPERSON'S NAME AND AGENCY CODE:      PRINT AGENCY NAME AND OFFICE CODE   TELEPHONE

Is the Agent of (check one): |_| the Seller exclusively; or
                             |X| both the Buyer and the Seller.

Seller Receipt of Copy: The undersigned acknowledge receipt of a copy hereof and grant permission to Broker named on lines 13-14 to deliver a copy to Buyer.

|X| Counter Offer is attached, and is incorporated herein by reference. Seller should sign both the Contract and the Counter Offer. If there is a conflict between this Contract and the Counter Offer, the provisions of the Counter Offer shall be controlling.


/s/ SUBJECT TO COUNTER OFFER                                 /s/  Jerald L. Fenstermaker, President
-----------------------------------------------------        -----------------------------------------------------
    SELLER                          MO/DAY/YR                          SELLER                    MO/DAY/YR

                                                              Freedom Financial Group
-----------------------------------------------------         --------------------------------------------
         ADDRESS                                                       ADDRESS

                                                              3042 East Elm, Springfield, MO 65802
-----------------------------------------------------         --------------------------------------------
         CITY, STATE, ZIP CODE                                             CITY, STATE, ZIP CODE

For Broker Use Only Brokerage File/Log No. _________ Manager's Initials ____ Broker's Initials_____
Date:_____

                                  COUNTER OFFER

THE PRINTED PORTION OF THIS CONTRACT HAS BEEN APPROVED BY THE ARIZONA ASSOCIATION OF REALTORS. THIS IS INTENDED TO BE A BINDING CONTRACT. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION OR THE TAX CONSEQUENCES THEREOF. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT YOUR ATTORNEY OR TAX ADVISOR

This is a Counter Offer originated by the |X| Seller |_| Buyer |_| Landlord |_| Tenant. This is a Counter Offer to the |X| Contract.

|_| Counter Offer dated 5/9/03 between the following Parties:

Seller/Landlord:  Freedom Financial Group, Inc. Jerry Fenstermaker, CEO

Buyer/Tenant:  New Life Church of God, Cleveland, Tenn.

Premises:  540 W. Nebraska, Tucson, Arizona

Acceptance of the above Contract and/or Counter Offer is contingent upon agreement to the following: Purchase Price to be $100,000.00.

Buyer acknowledges receipt of a copy of the Phase I Environmental Site Assessment dated 4/9/03 and supplemental letter dated 5/7/03. Originals to be placed in escrow and transferred at Closing.

Concerning any further Buyer inspections and the final walkthrough, Buyer acknowledges that the utilities will not be turned on by Seller.

All other terms and conditions to remain the same.

Time for acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail or facsimile and received by the party originating the Counter Offer, indicated on line C.1. or received by Peter Ware, Long Realty by 5/14/03 at 1:00 p.m. Mountain Standard Time or unless this Counter Offer has been previously withdrawn by the originating party, this Counter Offer shall be considered withdrawn at the time and time specified on Line C.31. Except as otherwise provided in this Counter Offer, the Parties accept and agree to all terms and conditions of the above Contract and/or Counter Offer. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Premises can be sold or leased to someone else or other Party may withdraw the offer to buy, sell, or lease the Premises. The undersigned acknowledge receipt of a copy hereof.

/s/ Jerald L. Fenstermaker                      Date:  5/3/03    Time: 9:40 CST
--------------------------------------------           -------         --------
|X| Seller |_| Buyer |_| Landlord |_| Tenant


The undersigned agree to the modified or additional terms and conditions in the above Counter Offer and acknowledges receipt of a copy hereof.

|_| An additional Counter Offer is attached.

                                                     Date:                              Time:
--------------------------------------------              ----------------------             ----------------------
|X| Seller |_| Buyer |_| Landlord |_| Tenant


                                                     Date:                              Time:
--------------------------------------------              ----------------------             ----------------------
|X| Seller |_| Buyer |_| Landlord |_| Tenant


For Broker use only
                    -----------------------------------------------------------------------------------------------
                           Brokerage File/Log No.     Manager's Initials        Broker's Initials         Date